UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Revenue Officer

On March 14, 2024, SunPower Corporation (the “Company”) announced that Tony Garzolini will join the Company as Executive Vice President, Chief Revenue Officer of the Company, effective April 1, 2024.

Mr. Garzolini, 44, most recently served as Senior Vice President of Sales - Residential for Generac Power Systems, from July 2023 through March 2024 and led the Clean Energy and Consumer Power business units. Before joining Generac, Mr. Garzolini was the Company’s Vice President of Sales from February 2015 through June 2022, was head of performance marketing from August 2016 through December 2021, and held various sales leadership positions at the Company from February 2009 through February 2015. Mr. Garzolini began his career with a consulting firm specializing in sales processes and training for companies in the home improvement market. Mr. Garzolini holds a bachelor’s degree in chemistry and an MBA from Northern Arizona University.

There are no arrangements or understandings between Mr. Garzolini and any other persons pursuant to which Mr. Garzolini was named to this position with the Company, and Mr. Garzolini has no family relationship with any director or executive officer of the Company. Mr. Garzolini has no direct or indirect material interest in any transaction or proposed transaction required to be reported under 404(a) of Regulation S-K.

In connection with his appointment, as the Executive Vice President and Chief Revenue Officer, Mr. Garzolini entered into the Company’s form executive employment agreement, which is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2020.

Item 7.01.	Regulation FD Disclosure.
On March 14, 2024, the Company issued a press release, included as Exhibit 99.1 hereto, announcing Mr. Garzolini’s appointment.

The information furnished in this Item 7.01 and Item 9.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities and Exchange Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

March 14, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Chief Financial Officer